Exhibit 21.1

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

SunTrust Banks, Inc. (0140)				Atlanta, GA
Direct Non Bank Subsidiaries

100%	GenSpring Holdings, Inc. (0040)			Palm Beach Gardens, FL
	100%	GenSpring International, LLC (0055)		Miami, FL
	100%	Teton Trust Company (0043)		Jackson, WY
		100%	TTC & Co L.L.C.	Jackson, WY
	71.54%	GenSpring Family Offices, L.L.C. (0041)		Jupiter, FL
		100%	Inlign Wealth Management, LLC	Phoenix, AZ
		51%	GenSpring Charleston, LLC (0060)	Charleston, SC

100%	SunTrust Capital I			Atlanta, GA

100%	SunTrust Capital II			Atlanta, GA

100%	SunTrust Capital III			Atlanta, GA

100%	SunTrust Capital IV			Atlanta, GA

100%	SunTrust Capital V			Atlanta, GA

100%	SunTrust Capital VI			Atlanta, GA

100%	SunTrust Capital VII			Atlanta, GA

100%	SunTrust Capital VIII			Atlanta, GA

100%	SunTrust Capital IX			Atlanta, GA

100%	SunTrust Capital X			Atlanta, GA

100%	SunTrust Capital XI			Atlanta, GA

100%	SunTrust Capital XII			Atlanta, GA

100%	SunTrust Capital XIII			Atlanta, GA

100%	SunTrust Capital XIV			Atlanta, GA

100%	SunTrust Capital XV			Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Capital XVI		Atlanta, GA

100%	SunTrust Capital XVII		Atlanta, GA

100%	SunTrust Preferred Capital I		Atlanta, GA

100%	GB&T Bancshares Statutory Trust I		Atlanta, GA

100%	GB&T Bancshares Statutory Trust II		Atlanta, GA

100%	Southern Heritage Statutory Trust I		Atlanta, GA

100%	SunTrust Delaware Trust Company (0141)		Wilmington, DE

100%	SunTrust Robinson Humphrey, Inc. (0003)		Nashville, TN

100%	SunTrust Insurance Company (0195)		Chattanooga, TN

99.99%	SunTrust Plaza Associates, LLC (0145)		Atlanta, GA

100%	SunTrust Institutional Investment Advisors LLC (0507)		Atlanta, GA

100%	RidgeWorth Capital Management, Inc. (0186)		Atlanta, GA
	100%	Ceredex Value Advisors LLC (0503)	Orlando, FL
	100%	Certium Asset Management LLC (0504)	Atlanta, GA
	100%	IronOak Advisors LLC (0502)	Richmond, VA
	100%	Seix Investment Advisors LLC (0506)	Upper Saddle River, NJ
	100%	Silvant Capital Management, LLC (0501)	Atlanta, GA
	100%	StableRiver Capital Management LLC (0505)	Atlanta, GA

100%	SunTrust Equity Funding, LLC (0340)		Atlanta, GA
	100%	CB Dunwoody Landlord, LLC	Atlanta, GA
	100%	CB McQueen Landlord, LLC	Atlanta, GA
	100%	CB Perry Street Landlord, LLC	Atlanta, GA
	100%	CB Portfolio Landlord, LLC	Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	DDC Portfolio Landlord, LLC	Atlanta, GA
	100%	EL Greenfield PA Landlord, LLC	Atlanta, GA
	100%	FF Landlord #2, LLC	Atlanta, GA
	100%	FF Landlord #4, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #3, LLC	Atlanta, GA
	100%	HD Findlay OH Landlord, LLC	Atlanta, GA
	100%	HD Westfield MA Landlord, LLC	Atlanta, GA
	100%	HD Salem OR Landlord, LLC	Atlanta, GA
	100%	KS Coatesville PA Landlord, LLC	Atlanta, GA
	100%	New Smyrna Seminoles, LLC	Atlanta, GA
	100%	OG Sikeston MO Landlord, LLC	Atlanta, GA
	100%	ONB Site 1 Landlord, LLC	Atlanta, GA
	100%	ONB Site 45 Landlord, LLC	Atlanta, GA
	100%	ONB Traditional Portfolio Landlord, LLC	Atlanta, GA
	100%	STEF Fund Member, LLC	Atlanta, GA
	100%	STEF Springing Member, LLC	Atlanta, GA
	100%	Springing, Inc.	Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

100%	ST Management Services India Private Limited (0015)		Bangalore, India

100%	SunTrust Outsourcing Management, L.L.C		Atlanta, GA

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company (0444)						Orlando, FL

	100%	SunTrust Bank (see pages 4 - 6 for subsidiaries) (0175)					Atlanta, GA
		100%	Premium Assignment Corporation (0009)				Tallahassee, FL
			100%	Premium Assignment Corporation, II (0014)			Tallahassee, FL
		100%	STB Capital, LLC (0154)				Newark, DE
		100%	STB Receivables (Central Florida), Inc. (0217)				Newark, DE
		100%	STB Management Corporation (0182)				Newark, DE
			100%	STB FNC Corporation (0025)			Newark, DE
				100%	STB STR Corporation (0709)		Newark, DE
				100%	CCBDE, Inc. (0819)		Wilmington, DE
		100%	STB Real Estate LLC (0211)				Newark, DE
			100%	STB Real Estate Parent LLC (0212)			Newark, DE
				100%	STB Real Estate Holdings (Commercial), Inc. (0137)		Newark, DE
					100%	STB Holdings (Commercial) TRS, Inc. (0133)	Newark, DE
				100%	STB Real Estate Holdings (Household Lending), Inc. (0272)		Newark, DE
					100%	STB Holdings (Household Lending) TRS, Inc.	Newark, DE
				100%	STB Real Estate Holdings (Residential), Inc. (0184)		Newark, DE
					100%	STB Holdings (Residential) TRS, Inc. (0204)	Newark, DE
		100%	SunTrust Community Capital, LLC** (0144)				Atlanta, GA
			100%	ST CDE II LLC (0662)			Atlanta, GA
			100%	ST CDE III LLC			Atlanta, GA
			100%	ST CDE IV LLC			Atlanta, GA
			100%	ST CDE V LLC			Atlanta, GA
			100%	ST CDE VI LLC			Atlanta, GA
			100%	ST CDE VII LLC			Atlanta, GA
			100%	Transom Development, Inc. (0142)			Raleigh, NC
			100%	SunTrust Community Development Enterprises, L.L.C. (0178)			Atlanta, GA
			100%	CDC Sassafras Senior, LLC			Atlanta, GA
			100%	CDC Retreat at Dry Creek Farm, LLC			Atlanta, GA
			100%	CDC JOC Annex, LLC			Atlanta, GA
			100%	CDC Whitehall Manor, LLC			Atlanta, GA
			100%	CDC Whitehall Apartments, LLC			Atlanta, GA

** See supplemental list of legal entities.

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Community Capital, LLC (continued)				Atlanta, GA
			100%	CDC Ashford Landing, LLC			Atlanta, GA
			100%	STCC Cannery Square Leverage Fund, LLC			Atlanta, GA
			100%	CDC Sustainable Fellwood, LLC			Atlanta, GA
			100%	Dean Rusk Atlanta Leverage Fund, LLC			Atlanta, GA
			100%	CCW Spartanburg Leverage Fund III, LLC			Atlanta, GA
			100%	BGCV Valdosta Leverage Fund, LLC			Atlanta, GA
			100%	CDC Manager, Inc.** (0110)			Atlanta, GA
				100%	98-02 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2002 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2003 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2004 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2005 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2006 CDC Manager, L.L.C.**		Atlanta, GA
		100%	SunTrust International Banking Company (0109)				Atlanta, GA
			100%	SunTrust Asia, Limited			Atlanta, GA
		100%	CB Finance, Inc. (0453)				Newark, DE
			100%	Commerce Real Estate Holding Company (0834)			Wilmington, DE
			100%	STB Real Estate Parent (MA), Inc. (0420)			Newark, DE
				100%	SunTrust Real Estate Investment Corporation (0026,0408)		Newark, DE
					100%	STREIC TRS Inc. (0028)	Wilmington, DE
			100%	SunTrust Leasing Corporation (0539)			Towson, MD
				100%	SunTrust Finance NC Corporation (0339)		Atlanta, GA
				100%	SunTrust Equipment Finance & Leasing Corp. (0439)
			100%	CM Finance, L.L.C. (0440)			Newark, DE
				100%	CBP Finance, L.L.C. (0434)		Newark, DE
					100%	STBE Investments, Inc. (0435)	Wilmington, DE
		100%	SunTrust Mortgage, Inc. (0432)				Richmond, VA
			100%	ValuTree Real Estate Services, L.L.C. (0436)			Richmond, VA
				100%	SunTrust Lender Management, L.L.C. (0350)		Richmond, VA
			51%	Central PA Mortgage, L.L.C. (0372)			Camp Hill, PA
			51%	Eastern Virginia Funding, L.L.C. (0379)			Newport News, VA
			51%	Gold Service Mortgage, L.L.C. (0381)			Hilton Head Island, SC
			51%	Harllon Home Mortgage, L.L.C. (0371)			Williamsburg, VA
			51%	Home Financial Group, L.L.C. (0365)			Gallatin, TN
			50.1%	OakCrest Mortgage, L.L.C. (0361)			Winchester, VA

 ** See supplemental list of legal entities.

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Mortgage, Inc. (continued)
			51%	Ole South Financial, L.L.C. (0376)	Murfreesboro, TN
			51%	Richmond Mortgage Funding, L.L.C. (0373)	Richmond, VA
			51%	Sun Home Mortgage, L.L.C. (0366)	West Palm Beach, FL
			51%	Virginia First Mortgage Funding, L.L.C. (0374)	Glen Allen, VA
			100%	SunTrust Mortgage Securitization, LLC (0132)	Richmond, VA
			100%	Safe Harbor Properties, LLC (0632)	Richmond, VA
		100%	Twin Rivers Insurance Company (0224)		Charleston, SC
		100%	SunTrust Procurement Services, L.L.C. (0409)		Baltimore, MD
		100%	SunTrust Education Financial Services Corporation (0418)		Richmond, VA
		100%	SunTrust Student Loan Funding, L.L.C. (0410)		Atlanta, GA
		100%	Southland Associates, Inc. (0811)		Durham, NC
		100%	NBC Market South, Inc. (0814)		Memphis, TN
			100%	NBC Management Company, Inc. (0815)	Memphis, TN
		100%	National Commerce Bank Services, Inc. (0823)		Memphis, TN
			100%	Prime Performance, Inc. (0825)	Denver, CO
		100%	Baker Street Funding, LLC (0157)		Atlanta, GA
		100%	Seix Structured Products, LLC (0158)		Atlanta, GA
		100%	SunTrust Robinson Humphrey Funding, LLC (0159)		Atlanta, GA
		100%	Willow/Providence Augusta Apartments Owner, LLC		Atlanta, GA
		100%	Courtland Funding, LLC (0172)		Atlanta, GA
		100%	SunTrust Auto Receivables, L.L.C. (0116)		Atlanta, GA
		100%	Holston River Trading, LLC		Atlanta, GA
		100%	SunTrust Total Return Swap Funding, LLC		Atlanta, GA
		100%	Freestone Trading, LLC		Atlanta, GA
		100%	Double Haul Trading, LLC		Atlanta, GA
		100%	Davidson River Trading, LLC		Atlanta, GA
		100%	Battenkill Trading, LLC		Atlanta, GA
		100%	CRM Properties Manager, LLC		Atlanta, GA
			100%	CRM Hasentree, LLC (0603)	Atlanta, GA
			100%	CRM Central Properties, LLC (0600)	Atlanta, GA
			100%	CRM Mid-Atlantic Properties, LLC (0601)	Atlanta, GA
			100%	CRM Florida Properties, LLC (0602)	Atlanta, GA
			100%	CRM Coronado Shores, LLC (0604)

SUNTRUST BANKS, INC.

DECEMBER 31, 2009

100%	SunTrust Bank Holding Company (continued)

	100%	STI Investment Management (Collateral), Inc. (0152)		Newark, DE
		100%	STI Investment Management, Inc. (0153)	Newark, DE
		100%	STI Investment Management (Equity), Inc. (0162)	Wilmington, DE

	100%	CF Finance, L.L.C. (0457)		Newark, DE

	100%	Crestar Capital Trust I		Richmond, VA

	100%	SunTrust Investment Services, Inc. (0170)		Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD (0010)		Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc. (0156)		Atlanta, GA

	100%	Twin Rivers II, Inc. (0292)		Charleston, SC

	100%	SunTrust Insurance Services, Inc. (0168)		Madison, GA